 Exhibit 99.1

AGL Resources, Nicor file joint application with Illinois Commerce Commission for merger approval

•	First step in merger review process
•	Seamless transition expected for customers
•	No rate change requested
•	Combination would create largest natural gas distribution company in U.S.

ATLANTA and NAPERVILLE, Ill., Jan. 18, 2011 – AGL Resources (NYSE: AGL) and Nicor Inc. (NYSE: GAS) today filed a joint application with the Illinois Commerce Commission (ICC) for approval of reorganization of Nicor Inc., the Illinois parent holding company of Nicor Gas.  AGL Resources and Nicor announced plans for the $8.6 billion dollar merger on Dec. 7, 2010.

Key elements of today’s joint filing include:
•	No request for rate increase. Nicor Gas will continue to have the lowest rates of any major natural gas utility in Illinois and among the lowest in the entire United States.
•	Operational benefits from best practices expected to create advantages for Nicor Gas customers over time.
•	Commitment to maintaining jobs at Nicor Gas to ensure customers receive the same safe, reliable, cost-effective service.
•	Continued strong tradition of community and philanthropic support.

“Today’s filing marks the first step in a series of approvals required to complete the merger of a subsidiary of AGL Resources and Nicor,” said John W. Somerhalder II, chairman, president and chief executive officer, AGL Resources. “During the process, our focus will be on achieving successful integration and ensuring that customers continue to receive the level of service they have come to expect from Nicor. We are confident that we will be able to cooperate with members of the ICC, their staff and other interested parties to effectuate this transaction, which is expected to bring benefits to both Nicor and AGL Resources’ customers and shareholders.”

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“Our Nicor Gas customers will continue to receive the same safe, reliable, cost-effective service they are currently enjoying from dedicated Nicor Gas employees,” said Russ M. Strobel, chairman, president and chief executive officer, Nicor. “Quality service at reasonable rates is what Nicor Gas customers have come to expect, and we intend to continue that tradition.”

Upon completion of the merger Nicor Gas will retain its current name. The gas utility will continue to operate from its Naperville, Illinois headquarters subject to the ICC's jurisdiction and applicable Illinois law and regulations.

The merger will create the largest system of affiliated natural gas-only distribution companies in the country, serving approximately 4.5 million customers.  Approval by the ICC is one of several approvals necessary to complete the merger of the companies. The merger is also conditioned upon, among other things, the approval of shareholders of both companies, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and approval by the Federal Communications Commission. The companies expect to complete the transaction in the second half of 2011.

About AGL Resources
AGL Resources (NYSE:AGL), an Atlanta-based energy services company, serves approximately 2.3 million customers in six states. The company also owns Houston-based Sequent Energy Management, an asset manager serving natural gas wholesale customers throughout North America. As an 85-percent owner in the SouthStar partnership, AGL Resources markets natural gas to consumers in Georgia under the Georgia Natural Gas brand. The company also owns and operates two high-deliverability natural gas storage facilities: Jefferson Island Storage & Hub near the Henry Hub in Louisiana and Golden Triangle Storage in Texas. For more information, visit www.aglresources.com.

About Nicor Inc.
Nicor Inc. (NYSE:GAS) is a holding company and is a member of the Standard & Poor’s 500 Index. Its primary business is Nicor Gas, one of the nation’s largest natural gas distribution companies. Nicor owns Tropical Shipping, a containerized shipping business serving the Caribbean region and the Bahamas. In addition, the company owns and/or has an equity interest in several energy-related businesses. For more information, visit the Nicor website at www.nicor.com.

Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).

These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, growth potential, and the expected timing of the completion of the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources and Nicor believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from
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the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2009, and Item 1.A in each of AGL Resources’ and Nicor’s most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.  The forward-looking statements contained herein speak only as of the date of this presentation. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information
In connection with the proposed merger, AGL Resources plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, free of charge, at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.

The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in its definitive proxy statement filed with the SEC by AGL Resources on March 15, 2010, and information regarding Nicor directors and executive officers is available in its definitive proxy statement filed with the SEC by Nicor on March 10, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

AGL Resources Contacts: Investor: Sarah Stashak 404-584-4577 Media: Tami Gerke 404-584-3873	Nicor Contacts: Investor: Kary Brunner 630-388-2529 Media: Annette Martinez 630-388-2781